Exhibit 24.1

                                   POWER OF ATTORNEY


                       KNOW ALL MEN BY THESE PRESENTS, that each person
             whose signature appears below, being a member of the Board of Directors of California Microwave, Inc. (the "Company"), hereby constitutes and appoints Philip F. Otto and George L. Spillane, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities, to sign on his behalf the Company's Registration Statement on Form S-8 with respect to up to 132,612 shares of its common stock issuable under Microwave Networks Incorporated's 1990 Non-Qualified Stock Option Plan for Employees and 1990 Non-Qualified Stock Option Plan for Nonemployed Directors and Consultants, and to execute any amendments thereto (including post-effective amendments) or certificates that may be required in connection with such registration statement, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, with the full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

             DATED:  July 10, 1995



             /s/ Edward E. David, Jr.        /s/ David B. Leeson
             _____________________________   _____________________________
             EDWARD E. DAVID, JR.            DAVID B. LEESON


             /s/ Alfred M. Gray              /s/ Gilbert F. Johnson
             _____________________________   _____________________________
             ALFRED M. GRAY                  GILBERT F. JOHNSON


             /s/ Arthur H. Hausman           /s/ Philip F. Otto
             _____________________________   _____________________________
             ARTHUR H. HAUSMAN               PHILIP F. OTTO


             _____________________________
             ROBERT A. HELLIWELL